                                                                   EXHIBIT 15(b)
                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Jeffrey M. Peek, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERCURY ASSET MANAGEMENT FUNDS, INC. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 21st, DAY OF JULY, 1998.


/s/ Gerald M. Richard
--------------------------------
Gerald M. Richard, Treasurer

                                                                   EXHIBIT 15(b)
                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appear below hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald
M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERCURY ASSET MANAGEMENT FUNDS, INC. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned Directors himself or herself might or could do.

       IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTORS HAVE HEREUNTO SET THEIR HANDS THIS 21st DAY OF JULY, 1998.



/s/ Jeffrey M. Peek                          /s/ James T.Flynn
--------------------------------             --------------------------------
Jeffrey M. Peek, Director                    James T. Flynn, Director


/s/ Terry K. Glenn                           /s/ W. Carl Kester
--------------------------------             --------------------------------
Terry K. Glenn, Director                     W. Carl Kester, Director


/s/ David O. Beim                            /s/ Karen P. Robards
--------------------------------             --------------------------------
David O. Beim, Director                      Karen P. Robards, Director

                                                                   EXHIBIT 15(b)


                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that Jeffrey M. Peek, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Gerald M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand this 20th day of November, 1998.

                                            /s/ Jeffrey M. Peek
                                            ----------------------------
                                            Jeffrey M. Peek
                                            Trustee

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that Terry K. Glenn, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald M. Richard and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand this 20th day of November, 1998.

                                          /s/ Terry K. Glenn
                                          ----------------------------
                                          Terry K. Glenn
                                          Trustee

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that David O. Beim, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand this 20th day of November, 1998.

                                             /s/ David O. Beim
                                             ----------------------------
                                             David O. Beim
                                             Trustee

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that James T. Flynn, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand this 20th day of November, 1998.

                                             /s/ James T. Flynn
                                             ----------------------------
                                             James T. Flynn
                                             Trustee

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that W. Carl Kester, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand this 20th day of November, 1998.

                                                /s/ W. Karl Kester
                                                ----------------------------
                                                W. Karl Kester
                                                Trustee

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that Karen P. Robards, being a Trustee of Mercury Asset Management Master Trust, hereby nominates, constitutes and appoints Jeffrey M. Peek, Gerald M. Richard, Terry K. Glenn and Stephen M. M. Miller (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her place and stead and in any and all capacities, to execute and sign all amendments and supplements to the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Mercury Asset Management Funds, Inc. (the "Corporation"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned herself might or could do.

       IN WITNESS WHEREOF, the undersigned Trustee has hereunto set her hand this 20th day of November, 1998.

                                             /s/ Karen P. Robards
                                             ----------------------------
                                             Karen P. Robards
                                             Trustee